SEVERANCE AGREEMENT


                  THIS SEVERANCE  AGREEMENT  ("Agreement") dated as of the first
day  of  September,   1995,  by  and  between  HOMEPLEX   MORTGAGE   INVESTMENTS
CORPORATION,   a  Maryland   corporation   ("Homeplex"),   and  JAY  R.  HOFFMAN
("Employee").

                  WHEREAS, Employee is an employee of Homeplex on an at will basis;

                  WHEREAS, if a Change in Control (as defined below) occurs Employee may be terminated;

                  WHEREAS, Homeplex desires to continue to have the benefits of Employee's knowledge and experience and considers his continued employment an important element in protecting and enhancing the best interests of Homeplex and its stockholders;

                  NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained, the parties hereto have agreed and do agree as follows:

                  1. Employment. Employee shall continue to be an at will employee of Homeplex.

                  2. Term of Employment. The term of this Agreement shall be for a period on one year commencing as of the date hereof and ending on August 30, 1996.

                  3. Change in Control. The term "Change in Control" of Homeplex shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 as in effect on the date of this Agreement or, if Item 6(e) is no longer in effect, any regulations issued by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 which serve similar purposes; provided that, without limitation, such a Change in Control shall be deemed to have occurred if and when (i) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of
1934) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) directly or indirectly of equity securities of Homeplex representing 9.8% or more of the combined voting power of Homeplex's then outstanding equity securities except that this provision shall not apply to an acquisition which has been approved by at least 75% of the members of the Board of Directors who are not affiliates or associates of such person and by at least 80% of the issued and outstanding shares of Homeplex common stock beneficially owned by non-affiliates of such person; (ii) during the period of this Agreement, individuals who, at the beginning of such period, constituted the Board of Directors of Homeplex, cease for any reason to constitute at least a majority thereof unless the election or nomination for election of each new director was approved by the unanimous vote of the directors who were directors at the beginning of the period; (iii) a tender offer or exchange offer is made whereby the effect of such offer is to take over and control Homeplex; and such offer is consummated for the equity securities of Homeplex representing 20% or more of the combined voting power of Homeplex's then outstanding voting
securities;   (iv)   Homeplex   is  merged,   consolidated   or
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enters into a  reorganization  transaction with another person and as the result of such merger, consolidation or reorganization less than 75% of the outstanding equity securities of the surviving or resulting person shall then be owned in the aggregate by the former stockholders of Homeplex; or (v) Homeplex transfers substantially all of its assets to another person or entity which is not a wholly-owned subsidiary of Homeplex. The term "Approved Change in Control" shall be a Change in Control that has been approved by the Board of Directors by written notice to the Employee prior to the Change in Control.

                  4. Effect of Change in Control.

                           (a)  Severance  Bonus.  If  during  the  term of this
Agreement a Change in Control has occurred, Employee shall be entitled to receive a severance bonus in an amount equal to the Employee's annual salary as of the date of the Change in Control (the "Severance Bonus"). Except as provided in Section 4(b) hereof, the Severance Bonus shall be payable within 10 days after the Change in Control.

                           (b)  Approved  Change  in  Control.   Notwithstanding
Section 4(a) hereof, if the Change in Control is an Approved Change in Control and if Employee continues his employment with Homeplex after the Change in Control at an annual salary at least equal to Employee's annual salary before the Change in Control, the Severance Bonus shall be payable in four installments with the first installment commencing on the 90th day after the Change in Control and each successive installment occurring every 90 days thereafter. Notwithstanding the foregoing, the Severance Bonus shall be accelerated and paid immediately upon the termination of the Employee by Homeplex for any reason other than for Cause or upon a reduction in Employee's salary. If the Employee is terminated for Cause or voluntarily terminates his own employment, Homeplex shall not be required to pay any portion of the Severance Bonus unpaid as of the date of termination. For purposes of this Agreement, "Cause" shall mean (i) the willful and continued failure by Employee to substantially perform his duties hereunder, after written demand for substantial performance is delivered by Homeplex specifically identifying the manner in which Homeplex believes Employee has not substantially performed, or (ii) Employee's willful misconduct which materially injuries Homeplex, monetarily or otherwise. For purposes of this
Section 4(b), no explicit act, or failure to act, on Employee's part shall be considered willful if done, or omitted to be done, in good faith and with a reasonable belief that the action or omission was in the best interests of Homeplex. Notwithstanding the foregoing, cause shall not be deemed to exist unless Homeplex has given written notice to Employee setting forth Homeplex's intention to terminate Employee and the deficiencies in Employee's performance which establish the cause for Employee's termination. Employee in such period shall have the right to correct any such deficiencies in performance. The date of termination shall be 30 days after written notice of intent to terminate unless the deficiencies in performance are corrected by Employee during such 30 day period. If the deficiencies in performance are timely corrected, Employee may not be terminated.

                           (c) Bonus not in Lieu of  Salary.  In the event  that
Employee continues his employment with Homeplex after a Change in Control, the Severance Bonus (whether payable pursuant to Sections 4(a) or (b)) shall be paid in addition to the Employee's regular compensation.
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                  5. Surrender of Books and Records.  Employee acknowledges that all files, lists, books, records, literature, products and any other materials owned by Homeplex or used by it in connection with the conduct of its business shall at all times remain the property of Homeplex and that upon termination of employment hereunder, irrespective of the time, manner or cause of said termination, Employee will surrender to Homeplex all such files, lists, books, records, literature, products and other materials.

                  6. Notices. All notices, requests, demands and other communications required under this Agreement shall be in writing and shall be deemed duly given and received (i) if personally delivered, on the date of delivery, (ii) if mailed, three (3) days after deposit in the United States mail, registered or certified, return receipt requested, postage prepaid and addressed as provided below, or (iii) if by a courier delivery service providing overnight or "next-day" delivery, on the next business day after deposit with such service addressed as follows:

                 If to Homeplex:             Homeplex Mortgage Investments
                                             Corporation
                                             5333 N. 7th Street, Suite 219
                                             Phoenix, Arizona 85014


                 If the Employee:            Jay R. Hoffman
                                             8606 East Larkspur Drive
                                             Scottsdale, Arizona 85260

Any party may change its above-designated address by giving the other party written notice of such change in the manner set forth herein.

                  7. Waiver. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver, and no waiver shall be binding unless executed in writing by the party making the waiver.

                  8. Integration, Modification and Amendment. This Agreement embodies the full understanding of the parties with respect to all severance matters, superseding any and all prior agreements, and no amendment or modification thereof shall be effective unless the same shall be in writing and signed by both of said parties. This Agreement does not confer any employment rights upon Employee beyond those rights which may currently exist as the result of Employee's at will employment relationship with Homeplex.

                  9. Governing Law. Except as the corporate law of the State of Maryland expressly applies hereto, this Agreement shall be construed in accordance with, and governed by, the laws of the State of Arizona, without regard to application of conflicts of law principles.
                                       9.
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                  10.  Counterparts.  This  Agreement  may be executed in two or more counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

                  11. Severability. Each provision of this Agreement is severable from every other provision and is enforceable to the full extent that it is valid without regard to the invalidity of any portion hereof or of any other provision and without regard to any claim or cause of action Employee may have against Homeplex under this Agreement or otherwise.

                  12. Successors And Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto; provided that because the obligations of Employee hereunder involve the performance of personal services, such obligations shall not be delegated by Employee. For purposes of this Agreement successors and assigns shall include, but not be limited to, any individual, corporation, trust, partnership, or other entity which acquires a majority of the stock or assets of Homeplex by sale, merger, consolidation, liquidation, or other form of transfer. Homeplex will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of Homeplex to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Homeplex would be required to perform it if no such succession had taken place.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                  HOMEPLEX MORTGAGE INVESTMENTS
                                  CORPORATION, a Maryland corporation



                                  By: _______________________________________
                                  Name: _____________________________________
                                  Its: ______________________________________



                                  EMPLOYEE:



                                  ___________________________________________
                                  Jay R. Hoffman

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